Exhibit 32.1

                CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                      AND PRINCIPAL FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of International
Telecommunications, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2006, Alie Chang hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of her knowledge:

     a.   the quarterly report fully complies with the requirements of
          Section 13(a) of the Securities Exchange Act of 1934; and

     b. the information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Alie Chang
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Alie Chang, President and Chief Executive Officer
(Principal Executive Officer)
August 18, 2006